                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 12, 2000




                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)





               Delaware                    1-12881             75-2085454
     (State or other jurisdiction        (Commission          (IRS Employer
           of incorporation)             File Number)       Identification No.)




                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401


                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation and/or printed brochure, to investment banking firms and prospective investors in various presentations commencing December 12, 2000.

SLIDE 1

COVER SLIDE

"Lone Star Technologies, Inc."



SLIDE 2

MANAGEMENT

Rhys J. Best, Chairman, President and CEO

Charles J. Keszler, Vice President - Finance and Treasurer



SLIDE 3

COMPANY OVERVIEW



SLIDE 4

COMPANY OVERVIEW

         - Leading manufacturer of premium oilfield products for exploration, production and transmission

                  -        Recent acquisition - Bellville Tube Corporation

         - Leading manufacturer of specialty tubing products for the power technology, automotive and fluid power industry

                  -        Recent acquisition - Fintube

         -        Manufacturer and marketer of flat rolled steel

Pie chart entitled "Revenue Contribution - Three Months Ended Sept. 30, 2000," which reflects that Oilfield Products contributed 57%, Specialty Tubing contributed 32% and Flat Rolled Steel contributed 11% to Lone Star Technologies' revenue for such quarter.

SLIDE 5

OILFIELD PRODUCTS

         - Leading manufacturer of premium oil country tubular goods and line pipe

                  - Premium steel tubular products used in the completion and production of oil and gas wells

                                    Casing - structural retainer wall in oil and gas wellbores

                                    Production tubing - transmits hydrocarbons to the surface

                  - Line Pipe used in the gathering and transmission of natural gas and oil

         -        Recent Acquisition: Bellville Tube Corporation

                  - Leading producer of production tubing and small diameter casing

                  -        Immediately accretive

SLIDE 6

OILFIELD PRODUCTS

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.



SLIDE 7

LONE STAR/ALLIANCE TUBULAR SIZE RANGES

         - Our tubular size ranges service nearly all typical drilling applications

Graphic illustrates the following seven different tubular size ranges: 1) 60-20 inches, 2) 20-16 inches, 3) 16-10 3/4 inches, 4) 10 3/4 -8 5/8 inches,
5) 8 5/8 -4 1/2 inches, 6) 4 1/2 - 2 3/8 inches, and 7) 1 inch. The graphic illustrates Lone Star/Alliance's broad range of tubular size service.

Texas Tubular's range is 8 5/8-4 1/2 inches.

Bellville's  range is 4 1/2-2 3/8 inches.

Tubocaribe & Tex-Tube's range is as follows: 1) 8 5/8-4 1/2 inches, and 2) 4 1/2-2 3/8 inches.

Rocky Mountain Steel's range is as follows: 1) 10 3/4-8 5/8 inches, and 2) 8 5/8-4 1/2 inches.

U.S. Steel McKeesport's range is as follows: 1) 20-16 inches, 2) 16-10 3/4 inches and 3) 10 3/4-8 5/8 inches.

Welspun's range is as follows: 1) 60-20 inches, and 2) 20-16 inches.

Lone Star Steel Company's range is as follows: 1) 16-10 3/4 inches, 2) 10 3/4 -8 5/8 inches, 3) 8 5/8 -4 1/2 inches, 4) 4 1/2 - 2 3/8 inches, and 5) 1 inch.

Lone Star/Alliance's range is as follows: 1) 60-20 inches, 2) 20-16 inches,
3) 16-10 3/4 inches, 4) 10 3/4 -8 5/8 inches, 5) 8 5/8 -4 1/2 inches, 6) 4
1/2 - 2 3/8 inches, and 7) 1 inch.



SLIDE 8

SPECIALTY TUBING PRODUCTs

         -        Finned Tubular Products

                  - Entered power technology markets with Fintube acquisition

                                    Largest specialty tubing manufacturer of heat recovery finned tubulars

                                    Products are used in gas-fired, combined cycle, power generation and petrochemical applications

Graphic illustrates a section of Fintube finned tube.



SLIDE 9

SPECIALTY TUBING PRODUCTS

         -        Finned Tubular Products

                  - Entered power technology markets with Fintube acquisition

                                    Largest specialty tubing manufacturer of heat recovery finned tubulars

                                    Products are used in gas-fired, combined cycle, power generation and petrochemical applications

Graphic representation of heat recovery steam generation ("HRSG") power plant using finned tubular products.



SLIDE 10

SPECIALTY TUBING PRODUCTS

         -        Precision Mechanical Tubulars

                  - High value-added, custom made products used in various applications:

                                    Automotive

                                    Fluid power

                                    Industrial

Two graphic representations of precision mechanical tubular products. One graphic depicts a cluster of Lone Star Steel precision mechanical tubulars. The second graphic depicts a hydraulic steam shovel in which precision mechanical tubulars are used as component parts.



SLIDE 11

FLAT ROLLED STEEL AND OTHER PRODUCTS

         - Primarily used in the manufacture of oil country tubular goods, and other tubular products

         -        Lowers raw material cost

         -        Third-party revenues

Graphic representation of flat rolled steel.



SLIDE 12

COVER SLIDE

"Investment Highlights"

SLIDE 13

INVESTMENT HIGHLIGHTS

         -        Strong Oilfield Industry Fundamentals

                  - Natural Gas Demand is Growing Faster Than Current Exploration Supports

                  -        Tight North American Natural Gas Market

                  -        Increasing Drilling Permits

                  -        More Rigs Drilling Deeper Wells Increases Tubular
                           Consumption

         -        Leading oilfield market position

         -        Fintube acquisition adds new high growth markets

         -        Technological leadership

         -        Substantial earnings potential



SLIDE 14

NATURAL GAS DEMAND IS GROWING. . .

         -        Natural gas demand is expected to increase 3% annually

                  - Electricity generation will create 47% of demand growth

Bar graph entitled "Annual Demand" comparing the annual demand for year 2000 of 22 trillion cubic feet ("Tcf") with the expected annual demand for year 2010 of 29 Tcf.

Pie chart entitled "Demand Increase by Sector," reflecting demand increases of the following amounts for the following sectors: 1) Electricity Generation -47%; 2) Industrial - 23%; 3) Residential - 19%; and Commercial - 11%.

Slide 14 attributes the source of certain information contained in such slide to the National Petroleum Council.

SLIDE 15

 . . .FASTER THAN CURRENT EXPLORATION SUPPORTS

Linear graph entitled, "Increasing Rig Count and Decreasing Gas Production," and subtitled, "2000 Production Maintenance - 715." Graph plots Daily Production with respect to billions of cubic feet per day ("Bcf/d") and Natural Gas Rig Count at the following amounts for the following dates:

01/94             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 400 to 450

07/94             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 400 to 450

01/95             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 400 to 450

07/95             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 350 to 400

01/96             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, approximately 400

07/96             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 450 to 500

01/97             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 450 to 500

07/97             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 550 to 600

01/98             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 600 to 650

07/98             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, approximately 550

01/99             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 450 to 500

07/99             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 450 to 500

01/00             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 600 to 650

07/00             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 650 to 700

Linear graph entitled, "Capital Required for Expansion." The graph plots the capital required for expansion, in billions of dollars, for the following industries for the following years:

1999     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas Exploration and Production ("E&P") - approximately $30.0

2000     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $30.0 to $40.0

2001     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $30.0 to $40.0

2002     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2003     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2004     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2005     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2006     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2007     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $40.0 to $50.0

2008     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $40.0 to $50.0

2009     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2010     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $50.0 to $60.0

2011     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2012     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2013     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2014     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2015     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $60.0

Slide 15 attributes the source of certain information contained in such slide to the Energy Information Administration, Baker Hughes, Oil and Gas Journal and National Petroleum Council.



SLIDE 16

TIGHT NORTH AMERICAN GAS MARKET

         - Despite three abnormally warm winters, natural gas storage stands at 1.5 Tcf, down 22% from a year ago.

                  - Many analysts predict it will be difficult to replace storage in time for next winter

Bar graph and linear graph illustrating storage levels in Bcf and gas prices at the following dates:

1/98     Storage Levels - 1500 to 2000
         Gas Prices - $2.00 to $2.50

3/98     Storage Levels - 1000 to 1500
         Gas Prices - $2.00 to $2.50

5/98     Storage Levels - approximately 1500
         Gas Prices - $2.00 to $2.50

7/98     Storage Levels - 2000 to 2500
         Gas Prices - $2.00 to $2.50

9/98     Storage Levels     -2500 to 3000
         Gas Prices - $2.00 to $2.50

11/98    Storage Levels - 3000 to 3500
         Gas Prices - approximately $2.50

1/99     Storage Levels - 2000 to 2500
         Gas Prices - $1.50 to $2.00

3/99     Storage Levels- approximately 1500
         Gas Prices - $1.50 to $2.00

5/99     Storage Levels - 1500 to 2000
         Gas Prices - $2.00 to $2.50

7/99     Storage Levels - 2000 to 2500
         Gas Prices - $2.00 to $2.50

9/99     Storage Levels - 2500 to 3000
         Gas Prices - $2.50 to $3.00

11/99    Storage Levels- approximately 3000
         Gas Prices - $2.50 to $3.00

1/00     Storage Levels - 2000 to 2500
         Gas Prices - $2.00 to $2.50

3/00     Storage Levels - 1000 to 1500
         Gas Prices - approximately $2.50

5/00     Storage Levels- 1000 to 1500
         Gas Prices - approximately $3.00

6/00     Storage Levels - approximately 1500
         Gas Prices - approximately $4.00

Slide 16 attributes the source of certain information contained in such slide to the American Gas Association.

SLIDE 17

INCREASING U.S. DRILLING PERMITS

         - U.S. drilling permits have increased by 68% in the last twelve months.

Linear and bar graph illustrating the following numbers of U.S. permits and the U.S. rig count for each of the following dates:

4/97     U.S. Permits - approximately 2500
         U.S. Rig Count - 900 to 1000

6/97     U.S. Permits - 2500 to 3000
         U.S. Rig Count - approximately 1000

8/97     U.S. Permits - approximately 2500
         U.S. Rig Count - 900 to 1000

10/97    U.S. Permits - 2000 to 2500
         U.S. Rig Count - 1000 to 1100

12/97    U.S. Permits - approximately 2500
         U.S. Rig Count - approximately 1000

2/98     U.S. Permits -2000 to 2500
         U.S. Rig Count - approximately 1000

4/98     U.S. Permits - 2000 to 2500
         U.S. Rig Count - 900 to 1000

6/98     U.S. Permits -2000 to 2500
         U.S. Rig Count - 800 to 900

8/98     U.S. Permits - approximately 2000
         U.S. Rig Count - approximately 800

10/98    U.S. Permits - 1500 to 2000
         U.S. Rig Count - 700 to 800

12/98    U.S. Permits - approximately 2000
         U.S. Rig Count - 600 to 700

2/99     U.S. Permits - 1500 to 2000
         U.S. Rig Count - 500 to 600

4/99     U.S. Permits - 1500 to 2000
         U.S. Rig Count - approximately 500

6/99     U.S. Permits - 1500 to 2000
         U.S. Rig Count - approximately 500

8/99     U.S. Permits - 2000 to 2500
         U.S. Rig Count - 500 to 600

10/99    U.S. Permits - 2500 to 3000
         U.S. Rig Count - approximately 700

12/99    U.S. Permits - 3000 to 3500
         U.S. Rig Count - approximately 800

2/00     U.S. Permits - 2500 to 3000
         U.S. Rig Count - 700 to 800

4/00     U.S. Permits -3500 to 4000
         U.S. Rig Count - 700 to 800

5/00     U.S. Permits - 2500 to 3000
         U.S. Rig Count - approximately 900



SLIDE 18

MORE RIGS DRILLING DEEPER WELLS

         - 84% of all active U.S. rigs are currently drilling at levels deeper than 8,000 feet

Bar graph illustrating the number of U.S. rigs currently drilling at levels greater than 8000 feet for each of the following dates:

1/99     Number of Rigs - 500 to 600

2/99     Number of Rigs - 500 to 600

3/99     Number of Rigs - approximately 500

4/99     Number of Rigs - 400 to 500

5/99     Number of Rigs - 400 to 500

6/99     Number of Rigs - approximately 500

7/99     Number of Rigs - 500 to 600

8/99     Number of Rigs - 600 to 700

9/99     Number of Rigs - approximately 700

10/99    Number of Rigs - 700 to 800

11/99    Number of Rigs - 700 to 800

12/99    Number of Rigs - 700 to 800

1/00     Number of Rigs - approximately 700

2/00     Number of Rigs - 700 to 800

3/00     Number of Rigs - 700 to 800

4/00     Number of Rigs - 700 to 800

5/00     Number of Rigs - 700 to 800

6/00     Number of Rigs - approximately 800

The graph also illustrates the following six month averages for the number of U.S. rigs drilling at levels greater than 8000 feet in depth:

1/99 through 6/99 - 457
7/99 through 12/99 - 635
1/00 through 6/00 - 722

Slide 18 attributes the source of certain information contained in such slide to Smith International.



SLIDE 19

WELL DEPTH INCREASES TUBULAR CONSUMPTION

Graphic illustrating the amount of tubular consumption as a function of well depth. The graph shows the following three wells:

         - An oil well drilled to a depth of 5000 feet, which consumes 800 feet of tubing ranging from 8 5/8 to 9 5/8 inches, 5000 feet of tubing ranging from 4 1/2 to 5 1/2 inches and 5000 feet of tubing ranging from 2 3/8 to 2 7/8 inches, for a total weight of 50 tons.

         - A gas well drilled to a depth of 10,000 feet, which consumes 2000 feet of 13 3/8 inch tubing, 7,000 of 9 5/8 inch tubing, 10,000 feet of tubing ranging from 7 to 7 5/8 inches and 10,000 feet of 2 7/8 inch tubing, for a total weight of 600 tons.

         - An offshore well drilled to a depth of 15,000 feet, which consumes 3,000 feet of tubing ranging from 16 to 20 inches, 11,000 feet of 11 7/8 inch tubing, 13,000 feet of 9 5/8 inch tubing, 15,000 feet of tubing ranging from 7 to 7 5/8 inches, and 15,000 feet of 2 7/8 inch tubing, for a total weight of 1100 tons.



SLIDE 20

INVESTMENT HIGHLIGHTS

         -        Strong oilfield industry fundamentals

         -        Leading Oilfield Market Position

                  -        Casing and Tubing Domestic Capacity

         -        Fintube acquisition adds new high growth markets

         -        Technological leadership

         -        Substantial earnings potential



SLIDE 21

INVESTMENT HIGHLIGHTS

         -        Strong oilfield industry fundamentals

         -        Leading oilfield market position

         -        Fintube Acquisition Adds New High Growth Markets

                  -        Increasing Electrical Generating Capacity

                  -        Accretive Acquisition with Strong Profit Margins

         -        Technological leadership

         -        Substantial earnings potential



SLIDE 22

INCREASING ELECTRICAL GENERATING CAPACITY

         - Combined cycle generating additions are expected to increase by 540% over the next 5 years

Bar graph showing the amount of Gigawatts generated by combined cycle generating additions and other sources for each of the following years:

2000     Combined cycle - 15 Gigawatts
         Other - 60 Gigawatts

2005     Combined cycle - 75 Gigawatts
         Other - 170 Gigawatts

2010     Combined cycle - 115 Gigawatts
         Other - 220 Gigawatts


Slide 22 attributes the source of certain information contained in such slide to the Department of Energy.



SLIDE 23

FINTUBE: ACCRETIVE ACQUISITION WITH STRONG PROFIT MARGINS

         -        Acquisition 1/1/00

                  -        $85 MM Total Purchase Price

         -        Products

                  -        Finned Tubes (HRSG)

                  -        Boiler Tubing

                  -        Economizers

         -        Markets

                  -        Gas-Fired, Combined Cycle, Power Generation

                  -        Petrochemical

Linear and bar graph illustrating the following amounts of EBITDA, Net Income and EBITDA Margin for each of the following years:

1997     EBITDA - $4.2 million
         Net Income - $0.4 million
         EBITDA Margin - approximately 6.0%

1998     EBITDA - $9.4 million
         Net Income - $6.8 million
         EBITDA Margin - approximately 14.0%

1999     EBITDA - $18.9 million
         Net Income - $14.0 million
         EBITDA Margin - approximately 20.0%


SLIDE 24

TECHNOLOGICAL LEADERSHIP

         -        Strong oilfield industry fundamentals

         -        Leading oilfield market position

         -        Fintube acquisition adds new high growth markets

         -        Technological Leadership

                  - Pioneered Electric Resistance Welded ("ERW") Full-Body Normalized Process

                  -        Critical Applications

                  -        New Product Development

         -        Substantial earnings upside



SLIDE 25

ERW FULL-BODY NORMALIZED PROCESS

         -        Successfully competes with seamless

                  -        Critical applications

                  -        Lower capital cost

                  -        Lower production costs

         -        Mechanical properties

                  -        Uniform wall thickness

                  -        Expandable casing

                  -        Hydraulic Cylinders/Axles

                  -        High strength line pipe

Graphic representation of an example of ERW, full body normalized oil country tubular goods.



SLIDE 26

CRITICAL APPLICATIONS

                  -        Marathon   Expandable casing run at over 13,000 feet

                  -        Phillips   First Gulf of Mexico subsalt development
                                      platform

                  -        Conoco     Deepest well drilled from a
                                      semisubmersible

                                      Longest 7" casing string

                                      Longest, heaviest liner string

                  -        Spirit     Newest drillship, Maiden Voyage, all LSS
                                      casing

                  -        Amoco      Longest 9 7/8" casing string

                  -        Lavaca     138 mile 14" and 12" onshore pipeline

                  -        EEX        70 mile offshore pipeline at water depth
                                      of 1,250'



SLIDE 27

NEW PRODUCT DEVELOPMENT

         -        Expandable casing for high-pressure drilling

                  -        Deepwater

                  -        Sub-salt

                  -        Expands 10% to 20% in diameter

         -        Developed for Shell/Oil / Halliburton JV

         - First successfully installed in late 1999 in the Gulf of Mexico at over 13,000 ft. deep

         -        Lone Star is currently the only supplier of expandable casing

Graphic "cut-away" representation of Lone Star Steel's expandable casing.



SLIDE 28

COVER PAGE

Financial Highlights



SLIDE 29

IMPROVING FINANCIAL PERFORMANCE

A table containing the following information:


                                    ($ IN MILLIONS, EXCEPT PER SHARE DATA)
                                    --------------------------------------

                                    Fiscal year Ended December 31,
                                    1997             1998              1999
                                    ----             ----              ----
Operating Data:

Revenues                            $   654.3        $   432.4         $   353.4
Gross Profit                             64.2              4.4              12.8
EBITDA                                   58.9            (14.3)             14.0
Diluted EPS                         $    2.44        $   (1.10)        $   (0.24)

Margins:

Gross Profit                              9.8%             1.0%              3.6%
EBITDA                                    9.0%            (3.3%)             4.0%

Capital Expenditures:

Acquisitions                        --               --                --
Productivity/Capacity               $    27.7        $    10.6         $     0.2
Base Operating                            7.0              7.0               7.0
                                      -------          -------           -------

         Total                      $    34.7        $    17.6         $     7.2


                                    ($ IN MILLIONS, EXCEPT PER SHARE DATA)
                                    --------------------------------------

                                    Pro Forma for                  Quarter Ended
                                    Fintube and Bellville          September 30,
                                    Acquisitions
                                    Fiscal Year Ended
                                    December 31, 1999         1999              2000
                                    -----------------         ----              ----
Operating Data:

Revenues                               $   435.8        $   99.5        $   167.5
Gross Profit                                42.7             6.9             22.6
EBITDA                                      34.2             7.1             19.7
Diluted EPS                            $     0.20       $    0.09       $     0.43

Margins:

Gross Profit                                 9.8%            6.9%            13.5%
EBITDA                                       7.8%            7.1%            11.8%

Capital Expenditures:

Acquisitions                           $    99.5          --               --
Productivity/Capacity                        0.2          --            $     5.3
Base Operating                               7.0        $    1.2              2.1
                                       ---------        --------        ---------

         Total                         $   106.7        $    1.2        $     7.4

SLIDE 30
CAPITAL STRUCTURE


                                                                                            ($ in millions)
                                                                                          September 30, 2000
Cash and Cash Equivalents (Includes $1.2 million in short
term investments and $13.4 million in marketable securities)                                      $34.9

Working Capital (Includes $13.4 million of marketable securities)                                 145.8

Total Assets                                                                                     $497.0
                                                                                                 ------

Slab Consignment Financing (Slab consignment financing of
$19.8 million is contained in accounts payable)                                                   $19.8

Revolving Credit Facilities                                                                        77.3

Term Loans (Includes current portion of term loan of $8.0 million)                                 42.0
                                                                                                   ----

        Total Debt                                                                               $139.1

Shareholders' Equity                                                                              245.2

Total Capitalization                                                                             $384.3
                                                                                                 ------

TOTAL DEBT/TOTAL CAPITALIZATION                                                                    36.2%



SLIDE 31

COVER PAGE

Business Strategy



SLIDE 32

BUSINESS STRATEGY

"Market Leadership and Operational Excellence"

         - Achieve increased production, greater productivity and penetration into new markets through capital investments and expanding commercial alliances

         -        Continue to develop new product technology

         -        Grow through strategic acquisitions





                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              LONE STAR TECHNOLOGIES, INC.



                                              By:      /s/ Charles J. Keszler
                                              ----------------------------------
                                                       Charles J. Keszler
                                                       Vice President - Finance




Date: December 12, 2000



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